For more information:
(800) 231-2608

For Immediate Release

Morgan Stanley China A Share Fund, Inc. Announces Proposed Record Date for Its Transferable Rights Offering

NEW YORK, August 9, 2010 — Morgan Stanley China A Share Fund, Inc. (the “Fund”) (NYSE:  CAF), a closed-end management investment company, announced the proposed record date for an anticipated transferable rights offering of its shares of common stock (the “Offering”).  Subject to the registration statement for the Offering becoming effective under the Securities Act of 1933, as amended, the Fund will issue to stockholders of record (“Record Date Stockholders”) as of August 18, 2010 (the “Record Date”) one transferable right (the “Rights”) for each whole share of common stock held.  Three Rights will entitle the holder to purchase one share of common stock at the subscription price.  The Rights are transferable and are expected to be admitted to trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “CAF RT.”

The Offering will only be made by means of a prospectus to be distributed to Record Date Stockholders on or about August 23, 2010.  The subscription price has not yet been determined by the Fund.  The subscription price will be determined on the expiration date of the Offering (the “Expiration Date”) based on a formula equal to 90 percent of the average of the last reported sales price per share of the Fund’s common stock on the NYSE on the Expiration Date and the four preceding trading days (the “Formula Price”); provided, however, that in no event shall the subscription price be less than 90 percent of the net asset value per share of the Fund’s common stock at the close of trading on the NYSE on the Expiration Date.  If the Formula Price is less than 90 percent of the net asset value per share of the Fund’s common stock at the close of trading on the Expiration Date, the subscription price will be 90 percent of the net asset value per share on that day.

Record Date Stockholders who fully exercise all Rights issued to them will be entitled to subscribe for additional shares at the subscription price pursuant to an oversubscription privilege.  If sufficient shares are not available to honor all oversubscription requests, the available shares will be allocated pro rata among those Record Date Stockholders who oversubscribe based on the number of rights originally issued to them by the Fund on the Record Date.

The subscription Rights are exercisable from August 25, 2010 until, up to and including, 5:00 p.m. Eastern Time on September 14, 2010, the Expiration Date, unless extended.

For further information regarding the Fund’s Rights Offering, or to obtain a Prospectus, when available, please contact the Fund’s Information Agent:

GEORGESON INC.

199 Water Street, 26th Floor

New York, NY 10038

Toll free: (866) 628-6023

or

For Banks and Brokers: (212) 440-9800

The Fund is a non-diversified closed-end management investment company seeking capital growth through investments primarily in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges.  An investment in the Fund is not appropriate for all investors and should not be considered a complete investment program. There can be no assurance that the Fund will meet its investment objective. The Fund’s shares of common stock are listed on the NYSE under the symbol “CAF.”  The Fund’s investment adviser is Morgan Stanley Investment Management Inc. (“MSIM”), a wholly-owned subsidiary of Morgan Stanley.

MSIM, together with its investment advisory affiliates, has over 750 investment professionals around the world and approximately $251 billion in assets under management or supervision as of June 30, 2010.  By leveraging its global ‘community of boutiques’ structure and the strength of Morgan Stanley, MSIM strives to provide outstanding long-term investment performance, service and a comprehensive suite of investment management solutions to a diverse client base, which includes governments, institutions, corporations and individuals worldwide.

Morgan Stanley is a leading global financial services firm providing a wide range of investment banking, securities, investment management and wealth management services.  The Firm’s employees serve clients worldwide including corporations, governments, institutions and individuals from more than 1,200 offices in 42 countries.  For further information about Morgan Stanley, please visit www.morganstanley.com.

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A Registration Statement relating to the securities has been filed with the Securities and Exchange Commission but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Please consider the Fund’s investment objective, risks and charges and expenses carefully before investing.  The prospectus, which contains this and other information about the Fund, can be obtained, when available, by calling (800) 231-2608 and should be read carefully before investing.